Exhibit 10.1

LEASE AGREEMENT

May 30, 2019

Client Name: GlyEco, Inc. and GlyEco West Virginia, Inc.

Client Address: 1620 1st Avenue South, Nitro, West Virginia 25143 and with a mailing address at PO Box 387, Institute, West Virginia 25112

NFS Leasing, Inc. is pleased to provide the following lease proposal for your review:

LESSOR:	NFS Leasing, Inc.

LESSEE:	GlyEco, Inc. and GlyEco West Virginia, Inc.

TOTAL FINANCE AMOUNT:	$3,211,339.36 Exclusive of Shipping and Tax

ADVANCE PAYMENT(S):	1st Monthly Payment ($71,503.68), Security Deposit ($71,503.68), and Origination Fee ($227,500.00) Totaling $370,507.36 plus applicable upfront tax *Advance Payment to be deducted from funding amount.

AMOUNT FINANCED:	$3,211,339.36 Exclusive of Shipping and Tax

LEASE TERMS: CREDIT CONDITIONS:

60 Monthly Payments of $71,503.68

1st position all asset lien on each individual Lessee.

Execution of stock warrant. At any time prior to June 1 2024, Lessor shall have the option to purchase stock in Lessee at a price equal to the 30-day volume weighted average price (VWAP) at the time of closing of this Schedule discounted by 10%. This purchase shall not exceed $400,000.00.

Receipt of list of patents.

Execution of patent security agreement.

Execution of conditional patent assignment agreement.

Execution of deposit control agreement.

Execution of Royalty Agreement for a period of 10 years.

Affidavit of use of proceeds.

Proof of payment required for all use of proceeds in excess of $5,000.00 within 7 days of payment.

Lessee to provide accounts receivable and accounts payable reports for the 3 monthly periods prior to closing.

Execution of Amended and Restated Notes by existing debt holders in a form satisfactory to NFS, excepting Ian Rhodes, under which debt holders agree to extend maturity dates until Lessor is paid in full.

Dow ground lease contracts and related agreements to be provided for review.

Lessee to provide list of all assets.

Lessee to provide clairifcation on existing equipment specific UCC filing.

All associated legal expenses and filing fees will be passed through to Lessee.

Advance Payment made via wire transfer.

Monthly Payments made via Lessor initiated ACH.

Execution of a Tri-Party Landlord Agreement/No Interest Letter.

PAYMENT FREQUENCY:	Monthly in Advance

LEASE EXPIRATION OPTIONS: DOCUMENTATION: PROPOSAL EXPIRATION:	1. Purchase Equipment for $1.00. Master Lease Agreement (2017-223), Schedule 4 05/31/2019

Signatures on following page

This is an offer to lease and is not binding upon either party until a master lease schedule is executed.

No Novation. LESSEE AND LESSOR agree that the this Schedule 4 to Master Equipment Lease No. 2017-223 dated as of March 31, 2017 (“Schedule 4”) is not, and is not intended to be, a novation of any existing security interests of Lessor relating to the Equipment, including but not limited to those arising from and relating to Schedule 1 to Master Equipment Lease No. 2017-223 dated as of March 31, 2017 (“Schedule 1”), which security interests shall continue in full force and effect, and that this Schedule 4 does not extinguish or otherwise replace Schedule 1 or the original Obligations of LESSEE to LESSOR (as that term is defined in the Security Agreements dated March 31, 2017 and the Amended and Restated Security Agreements dated February 7, 2018), which Obligations shall also remain in full force and effect.

LESSOR: NFS Leasing, Inc. By: _____________________________________ Name: Mark Blaisdell Title: Chief Financial Officer / Chief Credit Officer Date: ____________________________________

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.

Individual Lessee: GlyEco, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

Individual Lessee: GlyEco West Virginia, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

SCHEDULE 4A

EQUIPMENT LEASE SCHEDULE NO. 4

TO MASTER EQUIPMENT LEASE NO. 2017-223

DATED AS OF 03/31/2017

BETWEEN NFS Leasing, Inc. (“LESSOR”)

AND GlyEco, Inc. and GlyEco West Virginia, Inc. (“LESSEE”)

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.	EQUIPMENT LOCATION: 1620 1st Ave South Nitro, WV 25143

Equipment Description and Terms

	Quote No.
Equipment Detailed In:	ColemanConsultingGroup Valuation Report dated October 2016

	Total Finance Amount:	$3,211,339.36

See Schedule 4D for detailed equipment quote

Total Finance Amount: $3,211,339.36 Exclusive of Shipping and Tax

Monthly Payment: $71,503.68

Initial Term: 60 Months

Advance Payment: 1st Monthly Payment ($71,503.68), Security Deposit ($71,503.68), and Origination Fee ($227,500.00) Totaling $370,507.36 plus applicable upfront tax

*Advance Payment to be deducted from funding amount.

The terms and conditions of the Master Lease are hereby incorporated and made a part hereof as if such terms and conditions were fully set forth herein.

LESSOR: NFS Leasing, Inc. By: _____________________________________ Name: Mark Blaisdell Title: Chief Financial Officer / Chief Credit Officer Date: ____________________________________

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.

Individual Lessee: GlyEco, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

Individual Lessee: GlyEco West Virginia, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

SCHEDULE 4B

EQUIPMENT LEASE SCHEDULE NO. 4

TO MASTER EQUIPMENT LEASE NO. 2017-223

DATED AS OF 03/31/2017

BETWEEN NFS Leasing, Inc. (“LESSOR”)

AND GlyEco, Inc. and GlyEco West Virginia, Inc. (“LESSEE”)

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.	EQUIPMENT LOCATION: 1620 1st Ave South Nitro, WV 25143

Pursuant to the above referenced Schedule and Lease, Lessor offers the following End of Lease Purchase Options to Lessee:

Upon payment of final Rent Payment, Lessee will have the option to:

1.	Purchase Equipment for $1.00.

LESSOR: NFS Leasing, Inc. By: _____________________________________ Name: Mark Blaisdell Title: Chief Financial Officer / Chief Credit Officer Date: ____________________________________

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.

Individual Lessee: GlyEco, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

Individual Lessee: GlyEco West Virginia, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

SCHEDULE 4C

EQUIPMENT LEASE SCHEDULE NO. 4

TO MASTER EQUIPMENT LEASE NO. 2017-223

DATED AS OF 03/31/2017

BETWEEN NFS Leasing, Inc. (“LESSOR”)

AND GlyEco, Inc. and GlyEco West Virginia, Inc. (“LESSEE”)

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.	EQUIPMENT LOCATION: 1620 1st Ave South Nitro, WV 25143

Pursuant to the above referenced Schedule and Master Lease, Lessee by its below signature, hereby certifies that the Units of Equipment described in the Schedule and below have been delivered by the Supplier of such Equipment at the location of Lessee described herein, have been inspected by authorized representatives of Lessee, have been found to be in good repair, condition and working order and are accepted by Lessee as Equipment under the Schedule on the applicable Delivery Date set forth below:

EQUIPMENT DESCRIPTION

	Quote No.
Equipment Detailed In:	ColemanConsultingGroup Valuation Report dated October 2016

	Total Finance Amount:	$3,211,339.36

See Schedule 4D for detailed equipment quote

The terms and conditions of the Master Lease are hereby incorporated and made a part hereof as if such terms and conditions were fully set forth herein.

LESSEE: GlyEco, Inc. and GlyEco West Virginia, Inc.

Individual Lessee: GlyEco, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

Individual Lessee: GlyEco West Virginia, Inc.

By: ______________________________________

Name: ____________________________________

Title: _____________________________________

Date: _____________________________________

SCHEDULE 4D

EQUIPMENT LEASE SCHEDULE NO. 4

TO MASTER EQUIPMENT LEASE NO. 2017-223

DATED AS OF 03/31/2017

BETWEEN NFS Leasing, Inc. (“LESSOR”)

AND GlyEco, Inc. and GlyEco West Virginia, Inc. (“LESSEE”)

Original Equipment Quotes Attached.